SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report:

April 11, 2008

TRILLIANT EXPLORATION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-138332	20-0936313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 West Sahara Avenue

Suite 800

Las Vegas, NV 89102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 664-0078

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 11, 2008, Peter Ball, Vice President Corporate Development and member of the Board of Directors, resigned his positions as an officer and Director of the Company.  There have been no disagreements between the Company and Mr. Ball relating to the Company’s operations, policies or practices.  We have provided a copy of the disclosures made herein to Mr. Ball no later than the date of filing this Report on Form 8K with the SEC.  We have asked Mr. Ball to provide a letter stating whether or not he disagrees with the statements made.  Any letter received from Mr. Ball will be filed as an exhibit to this Report within three (3) days of receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLIANT EXPLORATION CORPORATION

April 17, 2008

/s/ Darryl Mills

Date

Darryl Mills, President